                                                                    Exhibit 24.1


                               POWER OF ATTORNEY
                             PILLOWTEX CORPORATION



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Pillowtex Corporation, a Texas corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, 9% Senior Subordinated Notes Due 2007 of the Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                     PILLOWTEX CORPORATION



                                     By: /s/ CHARLES M. HANSEN, JR.,
                                        ------------------------------------
                                         Charles M. Hansen, Jr.,
                                         Chairman of the Board and
                                         Chief Executive Officer


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                             PILLOWTEX CORPORATION



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign on his or her behalf, as a director or officer, or both, as the case may be, of Pillowtex Corporation, a Texas corporation (the "Corporation"), a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, 9% Senior Subordinated Notes Due 2007 of the Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.




  /s/ CHARLES M. HANSEN, JR.                  /s/ SCOTT E. SHIMIZU
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                      Scott E. Shimizu


  /s/ JEFFREY D. CORDES                       /s/ PAUL G. GILLEASE
----------------------------------        -------------------------------------
      Jeffrey D. Cordes                           Paul G. Gillease


  /s/ CHRISTOPHER N. BAKER                    /s/ WILLIAM B. MADDEN
----------------------------------        -------------------------------------
      Christopher N. Baker                        William B. Madden


  /s/ MARY R. SILVERTHORNE                    /s/ M. JOSEPH MCHUGH
----------------------------------        -------------------------------------
      Mary R. Silverthorne                        M. Joseph McHugh


  /s/ RALPH W. LA ROVERE                      /s/ KEVIN M. FINLAY
----------------------------------        -------------------------------------
      Ralph W. La Rovere                          Kevin M. Finlay




Dated:  February 10, 1998

                               POWER OF ATTORNEY
                                AMOSKEAG COMPANY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Amoskeag Company, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                        AMOSKEAG MANAGEMENT CORPORATION



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Amoskeag Management Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                           BANGOR INVESTMENT COMPANY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Bangor Investment Company, a Maine corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes

  /s/ RONALD M. WEHTJE
----------------------------------
      Ronald M. Wehtje


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                          BEACON MANUFACTURING COMPANY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Beacon Manufacturing Company, a North Carolina corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                           CRESTFIELD COTTON COMPANY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Crestfield Cotton Company, a Tennessee corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                        DOWNEAST SECURITIES CORPORATION



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Downeast Securities Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                                  ENCEE, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Encee, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                                FCC CANADA, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of FCC Canada, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                       FIELDCREST CANNON FINANCING, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Fieldcrest Cannon Financing, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                            FIELDCREST CANNON, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Fieldcrest Cannon, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                     FIELDCREST CANNON INTERNATIONAL, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Fieldcrest Cannon International, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey
D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


  /s/ RONALD M. WEHTJE
----------------------------------
      Ronald M. Wehtje

Dated:  February 10, 1998

                               POWER OF ATTORNEY
                       FIELDCREST CANNON LICENSING, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Fieldcrest Cannon Licensing, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                        FIELDCREST CANNON SURE FIT, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Fieldcrest Cannon Sure Fit, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                     FIELDCREST CANNON TRANSPORTATION, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Fieldcrest Cannon Transportation, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey
D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                          MANETTA HOME FASHIONS, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Manetta Homes Fashions, Inc., a North Carolina corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                           MOORE'S FALLS CORPORATION



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Moore's Falls Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes

  /s/ RONALD M. WEHTJE
----------------------------------
      Ronald M. Wehtje

Dated:  February 10, 1998

                               POWER OF ATTORNEY
                                PILLOWTEX, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Pillowtex, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes

  /s/ CHARLES H. SLAYBAUGH
----------------------------------
      Charles H. Slaybaugh

Dated:  February 10, 1998

                               POWER OF ATTORNEY
                     PILLOWTEX MANAGEMENT SERVICES COMPANY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Pillowtex Management Services Company, a Delaware trust company (the "Trust"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ JEFFREY D. CORDES                          /s/ CHRISTOPHER N. BAKER
----------------------------------        -------------------------------------
      Jeffrey D. Cordes                              Christopher N. Baker

  /s/ SCOTT E. SHIMIZU
----------------------------------
      Scott E. Shimizu


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                              PTEX HOLDING COMPANY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of PTEX Holding Company, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes

  /s/ CHARLES H. SLAYBAUGH
----------------------------------
      Charles H. Slaybaugh


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                                ST. MARY'S, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of St. Marys, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998

                               POWER OF ATTORNEY
                          TENNESSEE WOOLEN MILLS, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Tennessee Woolen Mills, Inc., a Tennessee corporation (the "Corporation"), hereby constitutes and appoints Charles M. Hansen, Jr., Jeffrey D. Cordes, and John F. Sterling the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, the Guarantees of the 9% Senior Subordinated Notes Due 2007 of Pillowtex Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



  /s/ CHARLES M. HANSEN, JR.                     /s/ JEFFREY D. CORDES
----------------------------------        -------------------------------------
      Charles M. Hansen, Jr.                         Jeffrey D. Cordes


Dated:  February 10, 1998